EXHIBIT 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO REGULATION S-K, ITEM 601(b)(10) BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

April 28, 2020

Summer Infant, Inc.

1275 Park East Drive

Woonsocket, RI 02895

Attn:	Paul Francese
Chief Financial Officer

Re:	Pathlight Capital/Summer Infant

Gentlemen:

Reference is hereby made to that certain (a) Term Loan and Security Agreement, dated as of June 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Summer Infant, Inc. and Summer Infant (USA), Inc., as “Borrowers” (“Borrowers”), the guarantors from time to time party to the Loan Agreement (“Guarantors”, and together with Borrowers, “Obligors”), certain financial institutions from time to time party to the Loan Agreement (“Lenders”), and Pathlight Capital LLC, in its capacity as “Agent” for the Lenders under the Loan Agreement (“Agent”), and (b) Amendment No 4 to Term Loan and Security Agreement, dated as of March 10, 2020 (as amended, restated, supplemented or otherwise modified from time to time, “Amendment No. 4”), by and among Obligors, Lenders, and Agent.

Borrowers have requested that Agent and Lenders amend certain provisions of Amendment No. 4 and provide certain other accommodations to Borrowers. Notwithstanding that the Agent and Lenders are under no obligation to amend Amendment No. 4 (and thereby the Loan Agreement) and/or provide any other accommodations to Borrowers, the Agent and Lenders are willing to make certain additional accommodations as requested by the Borrowers, such that the Borrowers, the Agent and Lenders have agreed to amend Amendment No. 4 (and thereby the Loan Agreement) on the terms and subject to satisfaction of the conditions set forth below.

In furtherance thereof, Obligors, Agent and Lenders hereby agree that Amendment No. 4 shall be amended as set forth below:

1.	Section 3(e) of Amendment No. 4 shall be amended by deleting the chart applicable to Section 10.3.2 therein and substituting in its place the following chart:

[Remainder of page intentionally left blank]

Pathlight Capital LLC, 18 Shipyard Drive, Hingham, MA 02043

Minimum Rolling 3 Month Sales
Period Ended (2020)	New Test ($)
March	$	[***]
April	$	[***]
May	$	[***]
June	$	[***]
July	$	[***]
August	$	[***]
September	$	[***]
October	$	[***]
November	$	[***]
December	$	[***]

2.	Section 3(e) of Amendment No. 4 shall be amended by deleting the chart applicable to Section 10.3.3 therein and substituting in its place the following chart:

LTM Adjusted EBITDA
Period Ended (2020)	New Test ($)
March	$	[***]
April	$	[***]
May	$	[***]
June	$	[***]
July	$	[***]
August	$	[***]
September	$	[***]
October	$	[***]
November	$	[***]
December	$	[***]

In addition to the foregoing, Obligors, Agent and Lenders hereby agree that the definition of “LIBOR” in Section 1.01 of the Loan Agreement shall be amended as set forth below:

“LIBOR: the per annum rate of interest (rounded up to the nearest 1/8th of 1% and in no event less than zero) determined by Agent at or about 11:00 a.m. (London time) two Business Days prior to an interest period, for a term equivalent to such period, equal to the London Interbank Offered Rate, or comparable or successor rate approved by Agent, as published on the applicable Reuters screen page (or other commercially available source designated by Agent from time to time); provided, that any comparable or successor rate shall be applied by Agent, if administratively feasible, in a manner consistent with market practice; and provided further, that in no event shall LIBOR be less than 0.75%.”

Obligors hereby represent, warrant and confirm that: (a) after giving effect to the agreements provided in this Letter, all representations and warranties of Obligors in the Loan Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and (b) after giving effect to the agreements provided in this Letter, no Default or Event of Default has occurred and is continuing.

Pathlight Capital LLC, 18 Shipyard Drive, Hingham, MA 02043

Obligors hereby ratify and confirm all of the terms and provisions of the Loan Agreement and the other Loan Documents, and agree that all of such terms and provisions, as amended hereby, remain in full force and effect.

Agent and Lenders hereby consent to the execution and delivery of that certain Amendment No. 5 to Second Amended and Restated Loan and Security Agreement dated as of the date hereof by and among Obligors, the lenders party thereto, and the Revolver Agent (the “Revolver Loan Agreement Amendment”), and the amendments to the Revolver Loan Agreement set forth therein.  The consent of Agent and Lenders to the Revolver Loan Agreement Amendment shall also constitute requisite consent under Section 5.2(b) of the Intercreditor Agreement to the amendments to the Revolver Loan Agreement described in the Revolver Loan Agreement Amendment.

The agreements provided by this Letter shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied or waived in writing by Agent (such date being defined as the “Effective Date”): (a) Agent shall have received counterparts to this Letter, duly executed by Agent, Lenders, and Obligors; and (b) Agent shall have received a true and complete copy of a fully executed amendment to the Revolver Loan Agreement incorporating the amendments provided for herein.

The agreements provided by this Letter shall be limited precisely as written and, except as expressly set forth herein, neither the fact of Agent’s and Lenders’ agreement to enter into this Letter nor any other term or provision herein shall, or shall be deemed or construed to, (i) be a consent to any forbearance, waiver, amendment or modification of any term, provision or condition of the Loan Documents, (ii) affect, impair, operate as a waiver of, or prejudice any right, power or remedy which Agent and/or Lenders may now or hereafter have pursuant to the Loan Documents or any other document, agreement, security agreement or instrument executed in connection with or related to the Loan Documents, or at law or in equity or by statute including, without limitation, with regard to any existing or hereafter arising Event of Default, (iii) impose upon Agent or any Lender any obligation, express or implied, to consent to any amendment or further modification of the Loan Documents, or (iv) be a consent to any waiver of any existing Event of Default. Agent and Lenders hereby expressly reserve all rights, powers and remedies specifically given to it under the Loan Documents or now or hereafter existing at law, in equity or by statute.

Obligors hereby confirm that prior to executing this Letter, Obligors consulted with and had the benefit of advice of legal counsel of its/their own selection and has relied upon the advice of such counsel, and in no part upon the representations of the Agent, any Lender, or any counsel to the Agent or any Lender, concerning the legal effects of this Letter or any provision hereof.

This Letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterparty of a signature page of this Letter by telecopy or other electronic means shall be as effective as delivery of a manually executed counterpart of this Letter.

This Letter shall be deemed to be a Loan Document for all purposes.

Pathlight Capital LLC, 18 Shipyard Drive, Hingham, MA 02043

Please confirm your agreement to the foregoing matters by counter-signing a copy of this Letter in the space provided therefor below and thereafter returning a fully executed copy hereof to the undersigned at your earliest opportunity.

Yours etc.,

PATHLIGHT CAPITAL LLC,
as Agent and Lender

By	/s/ Kyle Shonak
	Name:	Kyle Shonak
	Title:	Managing Director

[Signatures continue on the following page]

Pathlight Capital LLC, 18 Shipyard Drive, Hingham, MA 02043

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO REGULATION S-K, ITEM 601(b)(10) BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

BORROWERS:

SUMMER INFANT, INC.

By:	/s/ Paul Francese
	Name:	Paul Francese
	Title:	Chief Financial Officer

SUMMER INFANT (USA), INC.

By:	/s/ Paul Francese
	Name:	Paul Francese
	Title:	Chief Financial Officer

GUARANTORS:

SUMMER INFANT CANADA, LIMITED

By:	/s/ Paul Francese
	Name:	Paul Francese
	Title:	Chief Financial Officer

SUMMER INFANT EUROPE LIMITED

By:	/s/ Paul Francese
	Name:	Paul Francese
	Title:	Chief Financial Officer

Pathlight Capital LLC, 18 Shipyard Drive, Hingham, MA 02043

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